UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – November 20, 2013
(Date of earliest event reported)
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INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive
Airside Business Park
Swords, Co. Dublin
Ireland
(Address of principal executive offices, including zip code)

(353)(0)18707400
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Regulation FD Disclosure.
Supplemental Indentures
On November 20, 2013, the registrant entered into the Supplemental Indentures described below:
Supplemental Indenture to the 2013 Indenture: Ingersoll-Rand Global Holding Company Limited, a Bermuda company (“IR-Global”), Ingersoll-Rand Company Limited, a Bermuda company (“IR-Bermuda”), Ingersoll-Rand International Holding Limited, a Bermuda company (“IR-International”), Ingersoll-Rand plc, an Irish public limited company (“IR-Ireland”), Ingersoll-Rand Company, a New Jersey corporation (“IR-New Jersey”) and The Bank of New York Mellon, as Trustee, entered into the Fourth Supplemental Indenture, dated as of November 20, 2013 (the “Supplemental Indenture to the 2013 Indenture”), to the Indenture dated as of June 20, 2013 (as supplemented to date, the “2013 Indenture”). Pursuant to the Supplemental Indenture to the 2013 Indenture, IR-New Jersey assumed, jointly and severally with IR-Global, the obligations of IR-Global as the issuer under the 2013 Indenture.
Supplemental Indenture to the 2008 Indenture: IR-Global, IR-International, IR-New Jersey and Wells Fargo Bank, N.A., as Trustee, entered into the Fifth Supplemental Indenture, dated as of November 20, 2013 (the “Supplemental Indenture to the 2008 Indenture”), to the Indenture dated as of August 12, 2008 (as supplemented to date, the “2008 Indenture”). Pursuant to the Supplemental Indenture to the 2008 Indenture, IR-New Jersey assumed, jointly and severally with IR-Global, the obligations of IR-Global as the issuer under the 2008 Indenture.
Supplemental Indenture to the 2005 Indenture: IR-International, IR-New Jersey and Wells Fargo Bank, N.A., as Trustee, entered into the Second Supplemental Indenture, dated as of November 20, 2013 (the “Supplemental Indenture to the 2005 Indenture”), to the Indenture dated as of May 24, 2005 (as supplemented to date, the “2005 Indenture”). Pursuant to the Supplemental Indenture to the 2005 Indenture, IR-New Jersey assumed, jointly and severally with IR-International, the obligation of IR-International as the issuer under the 2005 Indenture. IR-New Jersey remains a guarantor under the 2005 Indenture.
The Supplemental Indenture to the 2013 Indenture, the Supplemental Indenture to the 2008 Indenture and the Supplemental Indenture to the 2005 Indenture (collectively, the “Supplemental Indentures”) are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference, and the forgoing summary of the Supplemental Indentures is qualified in its entirety by reference to such Exhibits to this Form 8-K.
Credit Facilities
Pursuant to the terms of the Credit Facilities (as defined below), IR-New Jersey became a guarantor of (i) the registrant’s Credit Agreement dated as of March 15, 2012 among IR-Global, as the Borrower, IR-Ireland, as a Guarantor, the other Guarantors listed therein, the Banks listed therein and JPMorgan Chase Bank, N.A. as Administrative Agent (the “2012 Credit Facility”) and (ii) the registrant’s Credit Agreement dated as of May 20, 2011, among IR-Global, as the Borrower, IR-Ireland, as a Guarantor, the other Guarantors listed therein, the Banks listed therein and JPMorgan Chase Bank, N.A. as Administrative Agent (the “2011 Credit Facility” and, together with the 2012 Credit Facility, the “Credit Facilities”). In connection therewith, IR-New Jersey entered into Supplements on November 20, 2013 to become a guarantor under the Credit Facilities.
The Supplements of IR-New Jersey to each Credit Facility are filed herein as Exhibits 10.1 and 10.2, respectively, and are incorporated into this Item 1.01 by reference, and the forgoing summary of such Supplements is qualified in its entirety by reference to such Exhibits to this Form 8-K.

Item 9.01—Financial Statements and Exhibits.

Exhibit No.	Description

4.1
Fourth Supplemental Indenture, dated as of November 20, 2013, among Ingersoll-Rand Global Holding Company Limited, a Bermuda company, Ingersoll-Rand Company Limited, a Bermuda company, Ingersoll-Rand International Holding Limited, a Bermuda company, Ingersoll-Rand plc, an Irish public limited company, Ingersoll-Rand Company, a New Jersey corporation, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 20, 2013.

4.2
Fifth Supplemental Indenture, dated as of November 20, 2013, among Ingersoll-Rand Global Holding Company Limited, a Bermuda company, Ingersoll-Rand International Holding Limited, a Bermuda company, Ingersoll-Rand Company, a New Jersey corporation, and Wells Fargo Bank, N.A., as Trustee, to the Indenture dated as of August 12, 2008.

4.3
Second Supplemental Indenture, dated as of November 20, 2013, among Ingersoll-Rand International Holding Limited, a Bermuda company, Ingersoll-Rand Company, a New Jersey corporation, and Wells Fargo Bank, N.A., as Trustee, to the Indenture dated as of May 24, 2005.

10.1
Supplement No. 1, dated as of November 20, 2013, between Ingersoll-Rand Company, a New Jersey Corporation, and JPMorgan Chase Bank, N.A., as Administrative Agent, to the Credit Agreement dated as of March 15, 2012.

10.2
Supplement No. 1, dated as of November 20, 2013, between Ingersoll-Rand Company, a New Jersey Corporation, and JPMorgan Chase Bank, N.A., as Administrative Agent, to the Credit Agreement dated as of May 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC (Registrant)

Date:	November 26, 2013	/s/ Evan M. Turtz
Evan M. Turtz Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1
Fourth Supplemental Indenture, dated as of November 20, 2013, among Ingersoll-Rand Global Holding Company Limited, a Bermuda company, Ingersoll-Rand Company Limited, a Bermuda company, Ingersoll-Rand International Holding Limited, a Bermuda company, Ingersoll-Rand plc, an Irish public limited company, Ingersoll-Rand Company, a New Jersey corporation, and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 20, 2013.

4.2
Fifth Supplemental Indenture, dated as of November 20, 2013, among Ingersoll-Rand Global Holding Company Limited, a Bermuda company, Ingersoll-Rand International Holding Limited, a Bermuda company, Ingersoll-Rand Company, a New Jersey corporation, and Wells Fargo Bank, N.A., as Trustee, to the Indenture dated as of August 12, 2008.

4.3
Second Supplemental Indenture, dated as of November 20, 2013, among Ingersoll-Rand International Holding Limited, a Bermuda company, Ingersoll-Rand Company, a New Jersey corporation, and Wells Fargo Bank, N.A., as Trustee, to the Indenture dated as of May 24, 2005.

10.1
Supplement No. 1, dated as of November 20, 2013, between Ingersoll-Rand Company, a New Jersey Corporation, and JPMorgan Chase Bank, N.A., as Administrative Agent, to the Credit Agreement dated as of March 15, 2012.

10.2
Supplement No. 1, dated as of November 20, 2013, between Ingersoll-Rand Company, a New Jersey Corporation, and JPMorgan Chase Bank, N.A., as Administrative Agent, to the Credit Agreement dated as of May 20, 2011.